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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)

                                December 12, 2002


                                  AmREIT, Inc.
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             (Exact name of registrant as specified in its charter)


                          Maryland                000-28378
               (State of Incorporation) (Commission File Number)
                                   76-0410050
                       (IRS Employer Identification No.)

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                8 Greenway Plaza, Suite 824, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

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                                 (713) 850-1400
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              (Registrant's telephone number, including area code)


                                      [N/A]
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          (Former name or former address, if changed since last report)



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Item 4.           Changes in Registrant's Certifying Accountant

(a) On December 12, 2002, the Registrant dismissed Deloitte & Touche LLP as its independent public accountants, effective immediately. The change was made by the Audit Committee of the Board of Directors of the Registrant. Management sought and received proposals from three other independent public accounting firms. These proposals were submitted from three other independent public accounting firms. These proposals were submitted to the Registrant's Audit Committee, which selected KPMG LLP as the Registrant's new auditors.

Deloitte & Touche's reports on the Registrant's consolidated financial statements for the latest two fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. During the Registrant's fiscal years ended December 31, 2001 and December 31, 2000 and subsequent interim periods preceding the dismissal, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent fiscal years and the subsequent interim period through December 12, 2002, there were no reportable events (as described in Regulation S-K Item 304 (a)(1)(v)). The Registrant has furnished Deloitte & Touche with a copy of the disclosure contained herein and requested that Deloitte & Touche furnish to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure. A copy of such letter dated December 17,2002 is filed as
Exhibit 16 hereto.

(b) On December 12, 2002, the Registrant engaged KPMG LLP to audit the Registrant's financial statements for the year ending December 31, 2002. During the Registrant's two most recent fiscal years ended December 31, 2001, and December 31, 2000, and the subsequent interim period through December 12, 2002, the Registrant did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Exhibit Number                           Description
              16                 Letter dated  December 17, 2002 from
                                 Deloitte & Touche LLP to the Securities and Exchange Commission




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AmREIT, Inc.



                                    By:        /s/ H. Kerr Taylor
                                                   H. Kerr Taylor, President
Dated:  December 17,2002



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                                                                      Exhibit 16


December 17, 2002

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read Item 4 of AmREIT, Inc.'s Form 8-K dated December 12, 2002, and have the following comments:

1.       We agree with the statements made in paragraph 2.

2. We have no basis on which to agree or disagree with the statements made in paragraphs 1 and 3.

Yours truly,

/s/Deloitte & Touche

Deloitte & Touche LLP